          [GRAPHIC]


          Smith Barney

          Natural

          Resources

          Fund Inc.


          ---------------------------------------------
          SEMI-ANNUAL REPORT
          ----------------------------------------------


          April 30, 1998


   [LOGO] Smith Barney Mutual Funds
          Investing for your future.
          Every day.(SM)

Smith Barney
Natural Resources
Fund Inc.

Dear Shareholder:

We are pleased to provide the semi-annual report for the Smith Barney Natural Resources Fund Inc. ("Fund") for the period ended April 30, 1998. In this report we have summarized the period's prevailing economic and market conditions and outline the Fund's investment strategy. A detailed summary of performance and current holdings can be found in the appropriate sections that follow.

Performance Update

The Fund experienced a disappointing six months ended April 30, 1998, and posted a negative total return of 3.01% for Class A shares which was somewhat better than the Fund's peer group average of a negative 3.64% as reported by Lipper Analytical Services, Inc. (Lipper is a major fund-tracking organization.) While we are not pleased with the Fund's performance, it is our opinion that the outlook for natural resource industries is bright over the next several years. In this letter, we will first discuss the Fund's performance over the past six months, then look at how the Fund is positioned to take advantage of the opportunities we see going forward.

Economic and Market Update

Many of the factors affecting the performance of the Fund in the last six months are similar to those in existence for the last 10-15 years. Since the early 1980's, inflation has consistently fallen to the point where inflation is regarded as "dead" for all practical purposes. Available capital has promoted many natural resource companies in the last two decades to embark on capital expenditure programs that have increased world capacity and led to greater volatility in product prices. Unfortunately, the enthusiasm for future growth prospects in the world economy had the effect of convincing many corporate managements that each individual company's growth plan could be accommodated.

We believe the disinflationary environment, which is now taken for granted, will begin to change next year. The Asian financial crisis has accelerated thinking, already underway in many companies, that new directions must be pursued in the next five years to improve returns for both natural resource companies and their shareholders. In the last ten years, natural resource mutual funds have trailed the


--------------------------------------------------------------------------------
Smith Barney Natural Resources Fund Inc.                                       1

Standard & Poor's 500 Index ("S&P 500") by 800 basis points as their annualized returns over the decade have averaged just under 10% vs. 18% for the index. We believe this is about to change for a number of reasons and that natural resource investments will have a good chance to outperform the S&P 500 during the next five years.

We expect natural resource returns to exceed the absolute returns earned over the last decade, but the real story may be that this will compare favorably with returns elsewhere including those for the S&P 500. (Of course, no guarantees can be made that these returns will be achieved.) Many sectors of the market may experience returns in the next five years more in line with historic norms than those experienced over the last ten years.

The Case For Natural Resources: 1998-2003

Here's why we're still bullish on natural resources:

o The Asian crisis has shown the folly of building new current capacity to try to meet aggressive projections of future demand. If there is a silver lining to problems in Asia and emerging markets, in general, it is that many plans for additional capacity in the natural resources industry have now been shelved. Between 1998-2001, tighter supply-demand conditions will develop in many natural resource and basic industries and should lead to better pricing.

o One result of the Asian crisis could be quite positive for the natural resource industries. Capital expenditures to build market share, with inadequate attention to the returns on the capital involved, may be a thing of the past. The belief that Asia could do no wrong, which prompted seemingly unlimited capital availability in some areas, is no longer prevalent. The majority of Asian companies we have analyzed recently have returns significantly below their cost of capital. Although capital will continue to be available to Asian companies, it will likely be offered on different terms in the future. It is unlikely that capital expenditures will be as large in the natural resource industries in the next five years unless much higher returns develop.

o Many natural resources companies are "just saying no" to capital expenditures to expand capacity. The paper industry probably is a very good example of developments that should characterize management decision-making all across the natural resource spectrum. Many paper companies have determined that the only realistic way to expand is through acquisition rather than building new facilities. Recently a merger occurred in the containerboard industry that will result in 18% of U.S. production being controlled by one company. Also, in recent weeks, major Finnish and Swedish paper companies announced their intentions to merge. The changing behavior of natural resource company managements is another reason to believe the next five years should be more prosperous for investors in this market sector.

--------------------------------------------------------------------------------
2                                        1998 Semi-Annual Report to Shareholders

o Although many Asian and emerging economies will be restructuring and experiencing much reduced growth rates in 1998-1999, we expect economies in the region to be expanding again by 2000-2001. If and when this happens, demand for many natural resources should once again improve substantially. However, the difference may be that there may be far less enthusiasm for increasing capacity, which could extend the length of the next upturn.

o Inflation may move up moderately to the 3%-3 1/2% range in the next few years, in line with the 1950-1998 historical record if the inflationary 1970's are excluded. Thus far in 1998, wages are increasing faster than inflation for the first time since 1990, and that trend is expected to continue in 1999. This is important because wages make up a large part of the cost of goods and services. Inflation is the least important reason to consider additional investments in natural resources but even a modest move upward may shift investor psychology.

Portfolio Strategy

Our goal is to include only the highest quality companies in the Fund's portfolio. In many cases these will be stocks of larger, better-known companies, but the description "high quality" is not always reserved for the biggest companies in a given industry. When investor interest returns to the natural resources universe, the first stocks to move will be the ones perceived by the mutual fund community to be the best available. Market capitalizations of even the largest natural resource companies are modest compared to many companies in the S&P 500. This suggests even a small change in asset allocation by the mutual fund industry could have a substantial effect on the valuations of this segment of the market.

Sector Weightings

At the current time energy, including energy services, is the Fund's largest weighting, with about 27% of Fund's portfolio invested in this sector as of April 30, 1998. We expect that there will be an attempt to curtail production by OPEC in the next few weeks and that this depressed group should do well over the next six months. Although paper companies are now experiencing downtime and that should affect their second quarter results, we believe this group of stocks may do well in the next one to two years and outperform most important market averages by a wide margin. We will continue to be opportunistic in trying to identify those sectors within natural resources that we believe have the best risk/reward characteristics.

Our mission is to upgrade the quality of holdings where necessary and to run the Fund as essentially fully invested. We want to provide a high quality, diversified natural resources portfolio that should do well if the circumstances we have outlined in this letter come to pass.


--------------------------------------------------------------------------------
Smith Barney Natural Resources Fund Inc.                                       3

Conclusion

The past has been a difficult time for the natural resource industries, but it does not change our belief that the next several years will be decidedly better. We remain committed to providing you a high quality fund that should experience significant upside when the natural resource industries return to favor in the investment community.

Thank you for your investment in the Smith Barney Natural Resources Fund Inc. We look forward to helping you pursue your investment goals in the years ahead.




Sincerely,




/s/ Heath B. McLendon                   /s/ John G. Goode

Heath B. McLendon                       John G. Goode
Chairman                                Vice President and
                                        Investment Officer


/s/ David Stadlin

David Stadlin
Investment Officer


June 10, 1998




--------------------------------------------------------------------------------
4                                        1998 Semi-Annual Report to Shareholders

==========================================================================================
Historical Performance -- Class A Shares
==========================================================================================

                     Net Asset Value
                   --------------------
                   Beginning     End      Income    Capital Gain     Return      Total
Period Ended       of Period  of Period  Dividends  Distributions  of  Capital  Returns(1)
==========================================================================================
4/30/98             $23.23     $22.35     $0.00        $0.16        $0.00      (3.01)%+
------------------------------------------------------------------------------------------
10/31/97             22.95      23.23      0.33         0.00         0.00       2.67
------------------------------------------------------------------------------------------
10/31/96             16.50      22.95      0.00         0.00         0.00      39.09
------------------------------------------------------------------------------------------
10/31/95             21.44      16.50      0.00         0.00         0.00     (23.04)
------------------------------------------------------------------------------------------
10/31/94             18.89      21.44      0.00         0.00         0.00      13.50
------------------------------------------------------------------------------------------
10/31/93             13.27      18.89      0.00         0.00         0.00      42.35
------------------------------------------------------------------------------------------
10/31/92             13.93      13.27      0.06         0.00         0.03      (4.09)
------------------------------------------------------------------------------------------
10/31/91             13.63      13.93      0.00         0.00         0.00       2.20
------------------------------------------------------------------------------------------
10/31/90             16.96      13.63      0.21         0.00         0.11     (18.18)
------------------------------------------------------------------------------------------
10/31/89             16.43      16.96      0.00         0.00         0.00       3.23
------------------------------------------------------------------------------------------
10/31/88             18.58      16.43      0.00         0.90         0.00      (7.56)
==========================================================================================
Total                                     $0.60        $1.06        $0.14
==========================================================================================


==========================================================================================
Historical Performance -- Class B Shares
==========================================================================================

                     Net Asset Value
                   --------------------
                   Beginning     End      Income    Capital Gain     Return      Total
Period Ended       of Period  of Period  Dividends  Distributions  of  Capital  Returns(1)
==========================================================================================
4/30/98              $22.60     $21.67    $0.00        $0.16        $0.00      (3.31)%+
------------------------------------------------------------------------------------------
10/31/97              22.32      22.60     0.15         0.00         0.00       1.95
------------------------------------------------------------------------------------------
10/31/96              16.15      22.32     0.00         0.00         0.00      38.20
------------------------------------------------------------------------------------------
10/31/95              21.14      16.15     0.00         0.00         0.00     (23.60)
------------------------------------------------------------------------------------------
10/31/94              18.75      21.14     0.00         0.00         0.00      12.75
------------------------------------------------------------------------------------------
Inception*-10/31/93   13.35      18.75     0.00         0.00         0.00      40.45+
==========================================================================================
Total                                     $0.15        $0.16        $0.00
==========================================================================================


==========================================================================================
Historical Performance -- Class C Shares
==========================================================================================

                     Net Asset Value
                   --------------------
                   Beginning     End      Income    Capital Gain     Return      Total
Period Ended       of Period  of Period  Dividends  Distributions  of  Capital  Returns(1)
==========================================================================================
4/30/98              $22.62      $21.70   $0.00        $0.16        $0.00     (3.27)%+
------------------------------------------------------------------------------------------
10/31/97              22.32       22.62    0.15         0.00         0.00       2.04
------------------------------------------------------------------------------------------
10/31/96              16.16       22.32    0.00         0.00         0.00      38.12
------------------------------------------------------------------------------------------
Inception*-10/31/95   20.63       16.16    0.00         0.00         0.00     (21.67)+
==========================================================================================
Total                                     $0.15        $0.16        $0.00
==========================================================================================


It is the Fund's policy to distribute dividends and capital gains, if any, annually.


--------------------------------------------------------------------------------
Smith Barney Natural Resources Fund Inc.                                       5

================================================================================
Average Annual Total Return
================================================================================

                                               Without Sales Charge(1)
                                        ----------------------------------------
                                         Class A     Class B       Class C
================================================================================
Six Months Ended 4/30/98+                (3.01)%      (3.31)%       (3.27)%
--------------------------------------------------------------------------------
Year Ended 4/30/98                        8.07         7.32          7.42
--------------------------------------------------------------------------------
Five Years Ended 4/30/98                  6.77         6.03           N/A
--------------------------------------------------------------------------------
Ten Years Ended 4/30/98                   2.67          N/A           N/A
--------------------------------------------------------------------------------
Inception* through 4/30/98                4.26         9.54          1.91
================================================================================


                                               Without Sales Charge(2)
                                        ----------------------------------------
                                         Class A     Class B       Class C
================================================================================
Six Months Ended 4/30/98+                (7.85)%      (8.11)%       (4.23)%
--------------------------------------------------------------------------------
Year Ended 4/30/98                        2.65         2.32          6.42
--------------------------------------------------------------------------------
Five Years Ended 4/30/98                  5.68         5.87          N/A
--------------------------------------------------------------------------------
Ten Years Ended 4/30/98                   2.14          N/A           N/A
--------------------------------------------------------------------------------
Inception* through 4/30/98                3.79         9.54          1.91
================================================================================


================================================================================
Cumulative Total Return
================================================================================

                                               Without Sales Charge(1)
================================================================================
Class A (4/30/88 through 4/30/98)                     30.14%
--------------------------------------------------------------------------------
Class B (Inception* through 4/30/98)                  64.81
--------------------------------------------------------------------------------
Class C (Inception* through 4/30/98)                   6.80
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

+ Total return is not annualized, as it may not be representative of the total return for the year.

* Inception dates for Class A, B and C shares are November 24, 1986, November 6, 1992 and November 7, 1994, respectively.


--------------------------------------------------------------------------------
6                                        1998 Semi-Annual Report to Shareholders

================================================================================
Historical Performance (unaudited)
================================================================================

                Growth of $10,000 Invested in Class A Shares of
                  the Smith Barney Natural Resources Fund Inc.
              vs. MSCI World Index and Standard & Poor's 500 Index+
--------------------------------------------------------------------------------
                             April 1988 - April 1998



 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

            Natural Resources Fund Inc.    MSCI World Index     S&P 500 Index
            ---------------------------    ----------------     -------------
4/88               $ 9,499                     $10,000            $10,000
10/88              $ 8,670                     $10,488            $10,878
10/89              $ 8,950                     $11,958            $13,745
10/90              $ 7,323                     $10,670            $12,716
10/91              $ 7,484                     $12,423            $16,966
10/92              $ 7,178                     $11,842            $18,654
10/93              $10,217                     $15,121            $21,434
10/94              $11,596                     $16,356            $22,262
10/95              $ 8,925                     $17,996            $28,142
10/96              $12,413                     $21,026            $34,921
10/97              $12,745                     $24,654            $46,131
4/30/98            $12,361                     $29,358            $56,510


+ Hypothetical illustration of $10,000 invested in Class A shares on April 30, 1988, assuming deduction of the maximum 5.00% sales charge at the time of investment and the reinvestment of dividends and capital gains, if any, at net asset value through April 30, 1998. The Morgan Stanley Capital International World Index ("MSCI World Index") is an arithmetic average weighted by the market value performance of 1,468 securities listed on the stock exchanges of the USA, Europe, Canada, Australia, New Zealand and the Far East. The Standard & Poor's 500 Index is an index composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Figures for the index include the reinvestment of dividends. The indexes are unmanaged and not subject to the same management and trading expenses of a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


--------------------------------------------------------------------------------
Smith Barney Natural Resources Fund Inc.                                       7

================================================================================
Portfolio Highlights (unaudited)                             April 30, 1998
================================================================================

Portfolio Breakdown


  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]


                     Steel                            3.5%
                     Repurchase Agreement             4.1%
                     Aluminum                         5.4%
                     Base Materials                   7.8%
                     Chemical                         1.9%
                     Energy Service & Equipment      24.1%
                     Oil-Exploration & Production    16.8%
                     Gold                            12.8%
                     Miscellaneous                    3.3%
                     Paper                           16.8%
                     Diversified Energy Companies     3.5%


                                                Percentage of
Top Five Countries                            Total Investments
--------------------------------------------------------------------------------
United States                                        71.6%
Canada                                               10.8
Australia                                             9.7
South Africa                                          2.7
Singapore                                             1.9



                                                Percentage of
Top Ten Common Stock Holdings                 Total Investments
--------------------------------------------------------------------------------
Georgia Pacific Corp.                                 4.4%
Ocean Energy Inc.                                     4.1
Sons of Gwalia Ltd.                                   4.0
Weatherford Enterra Inc.                              3.6
Louis Dreyfus Natural Gas Corp.                       3.6
Diamond Offshore Drilling Inc.                        3.4
Jefferson Smurfit Corp.                               3.3
Noble Drilling Corp.                                  3.2
RMI Titanium Co.                                      3.1
Aluminum Co. of America                               3.0



--------------------------------------------------------------------------------
8                                        1998 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited)                          April 30, 1998
================================================================================
   SHARES                            SECURITY                           VALUE
================================================================================
STOCKS -- 94.5%
Aluminum -- 5.4%
   35,000   Aluminum Co. of America                                 $ 2,712,500
  430,000   Billiton PLC                                              1,234,805
   70,000   Commonwealth Industries Inc.                              1,190,000
--------------------------------------------------------------------------------
                                                                      5,137,305
--------------------------------------------------------------------------------
Base Metals -- 7.8%
  125,000   RMI Titanium Co.(a)(b)                                    2,789,062
  100,000   Titanium Metals Corp.(a)(b)                               2,662,500
   50,700   Wolverine Tube Inc.(b)                                    1,996,312
--------------------------------------------------------------------------------
                                                                      7,447,874
--------------------------------------------------------------------------------
Chemical -- 1.9%
   80,000   Wellman Inc.                                              1,810,000
--------------------------------------------------------------------------------
Diversified Energy Companies -- 3.5%
   20,000   Amoco Corp.                                                 885,000
   50,000   Enron Corp.(a)                                            2,459,375
--------------------------------------------------------------------------------
                                                                      3,344,375
--------------------------------------------------------------------------------
Energy Service & Equipment -- 24.1%
   40,000   Baker Hughes Inc.                                         1,620,000
   60,000   BJ Services Co.(b)                                        2,250,000
   90,000   Canadian Fracmaster Ltd.                                  1,167,156
  200,000   Canadian Fracmaster Ltd. Installment Receipts(b)          1,293,344
   60,000   Diamond Offshore Drilling Inc.                            3,037,500
  100,000   Global Industries Ltd.(a)(b)                              2,268,750
   35,000   Nabors Industries(a)(b)                                     881,562
   90,000   Noble Drilling Corp.(b)                                   2,908,125
   16,000   Pe Ben Oilfield Services(b)                                  43,064
   57,100   R & B Falcon Corp.(b)                                     1,845,043
  135,000   Ryan Energy Technologies Inc.(b)                            953,229
   65,000   Weatherford Enterra Inc.(b)                               3,254,062
   85,000   Willbros Group Inc.(b)                                    1,413,125
--------------------------------------------------------------------------------
                                                                     22,934,960
--------------------------------------------------------------------------------
Gold -- 12.8%
   58,109   Atlas Corp.(b)                                               14,527
  300,000   Crown Resources Corp.(b)                                  1,312,500
  150,000   Golden Star Resources Ltd.(a)(b)                            543,750
1,836,494   Normandy Mining Ltd.                                      2,047,546
  212,212   Normandy Mining Ltd. Warrants, Expire 4/30/01(b)             28,364
  100,000   Ourominas Minerals Inc. Warrants, Expire 2/14/99(b)               0
  150,000   Philex Gold Inc.(b)                                         157,298
  272,000   Plutonic Resources Ltd.                                   1,069,385
   36,927   Randfontein Gold Warrants, Expire 7/1/02(b)                  32,862
  299,600   Ranger Minerals NL(b)                                       779,404


                       See Notes to Financial Statements

--------------------------------------------------------------------------------
Smith Barney Natural Resources Fund Inc.                                       9

================================================================================
Schedule of Investments (unaudited) (continued)                   April 30, 1998
================================================================================
   SHARES                            SECURITY                           VALUE
================================================================================
Gold -- 12.8% (continued)
1,175,000   Sons of Gwalia Ltd.                                     $ 3,623,658
2,187,666   Tanami Gold NL(b)                                           171,163
   94,171   Western Areas Gold Co. Ltd. ADR(a)                          577,334
  308,460   Western Areas Gold Mining                                 1,891,082
--------------------------------------------------------------------------------
                                                                     12,248,873
--------------------------------------------------------------------------------
Miscellaneous -- 1.9%
   85,000   Alyn Corp.(b)                                               701,250
3,600,000   Austral Coal NL                                           1,126,657
--------------------------------------------------------------------------------
                                                                      1,827,907
--------------------------------------------------------------------------------
Oil - Exploration & Production -- 16.8%
1,399,000   Abacan Resource Corp.(b)                                  1,792,468
   26,000   Abacan Resource Corp. - Canada(b)                            34,354
  212,900   Baytex Energy Ltd., Class A Shares(b)                     2,515,387
   50,000   Benton Oil and Gas Co.(b)                                   609,375
  260,000   Canrise Resources Ltd.(b)                                   908,836
  160,000   Louis Dreyfus Natural Gas Corp.(b)                        3,210,000
  150,000   Ocean Energy Inc.(a)(b)                                   3,675,000
   85,000   Oryx Energy Co.(b)                                        2,220,625
   80,000   Remington Energy Ltd.(b)                                  1,048,657
--------------------------------------------------------------------------------
                                                                     16,014,702
--------------------------------------------------------------------------------
Paper -- 16.8%
  635,000   Asia Pacific Resources International
              Holdings Ltd., Class A Shares                           1,706,578
  120,000   Asia Pulp & Paper Ltd.                                    1,747,500
   40,000   Champion International Corp.                              2,152,500
   51,000   Georgia Pacific Corp.(a)                                  3,936,562
  115,000   Georgia Pacific Timber Group(a)                           2,946,875
   60,000   Jefferson Smurfit Corp.(b)                                1,237,500
   70,000   Schweitzer-Mauduit International                          2,327,500
--------------------------------------------------------------------------------
                                                                     16,055,015
--------------------------------------------------------------------------------
Steel -- 3.5%
   80,000   Olympic Steel Inc.(b)                                     1,170,000
   80,000   Schnitzer Steel Industries, Class A Shares                2,120,000
--------------------------------------------------------------------------------
                                                                      3,290,000
--------------------------------------------------------------------------------
            TOTAL STOCKS
            (Cost-- $90,443,022)                                     90,111,011
================================================================================



                       See Notes to Financial Statements

--------------------------------------------------------------------------------
10                                       1998 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited) (continued)                   April 30, 1998
================================================================================
   FACE
   AMOUNT                           SECURITY                           VALUE
================================================================================
CONVERTIBLE NOTE -- 1.4%
--------------------------------------------------------------------------------
Platinum -- 1.4%
$1,200,000  Stillwater Mining Co., 7.00% due 5/1/03(c)
            (Cost-- $1,235,000)                                     $ 1,314,000
================================================================================
REPURCHASE AGREEMENT -- 4.1%
3,956,000   CIBC Wood Gundy Securities Inc., 5.400% due 5/1/98;
            Proceeds at maturity $3,956,593; (Fully collateralized
            by U.S. Treasury Note, 6.375% due 8/15/99;
            Market value-- $4,036,170) (Cost-- $3,956,000)            3,956,000
================================================================================
            Total Investments -- 100%
            (Cost-- $95,634,022*)                                   $95,381,011
================================================================================

(a)  A portion of this security is on loan (see Note 7).
(b)  Non-income producing security.
(c) Security is exempt from registration under Rule 144a of the Securities Act of 1993. This security may be resold in transactions that are exempt from registration, generally to qualified institutional buyers.
*    Aggregate cost for Federal income tax purposes is substantially the same.



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Natural Resources Fund Inc.                                      11

================================================================================
Statement of Assets and Liabilities (unaudited)                   April 30, 1998
================================================================================
ASSETS:
  Investments, at value (Cost-- $95,634,022)                       $ 95,381,011
  Foreign currency (Cost-- $150,754)                                    150,487
  Cash                                                                      760
  Collateral for securites loaned (Note 7)                           27,096,680
  Receivable for securities sold                                      2,363,774
  Receivable for Fund shares sold                                        28,795
  Dividends and interest receivable                                     217,195
--------------------------------------------------------------------------------
  Total Assets                                                      125,238,702
--------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities loaned (Note 7)                             27,096,680
  Payable for Fund shares purchased                                      44,739
  Payable for securities purchased                                       92,019
  Management fees payable                                                47,978
  Distribution fees payable                                              26,387
  Payable for open forward foreign currency contracts (Note 6)              416
  Accrued expenses                                                       78,770
--------------------------------------------------------------------------------
  Total Liabilities                                                  27,386,989
--------------------------------------------------------------------------------
Total Net Assets                                                   $ 97,851,713
================================================================================
NET ASSETS:
  Par value of capital shares                                      $      4,456
  Capital paid in excess of par value                                99,650,177
  Overdistributed net investment income                                (575,153)
  Accumulated net realized loss from security
    transactions, options and foreign currencies                       (976,022)
  Net unrealized depreciation of investments
    and foreign currencies                                             (251,745)
--------------------------------------------------------------------------------
Total Net Assets                                                   $ 97,851,713
================================================================================
Shares Outstanding:
  Class A                                                             1,882,929
  ------------------------------------------------------------------------------
  Class B                                                             2,349,031
  ------------------------------------------------------------------------------
  Class C                                                               224,242
  ------------------------------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                                         $22.35
  ------------------------------------------------------------------------------
  Class B*                                                               $21.67
  ------------------------------------------------------------------------------
  Class C**                                                              $21.70
  ------------------------------------------------------------------------------
Class A Maximum Public Offering Price Per Share
  (net asset value plus 5.26% of net asset value per share)              $23.53
================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed less than one year from initial purchase (See Note 2).
** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase (See Note 2).


                       See Notes to Financial Statements

--------------------------------------------------------------------------------
12                                       1998 Semi-Annual Report to Shareholders

================================================================================
Statement of Operations (unaudited)
================================================================================
For the Six Months Ended April 30, 1998
INVESTMENT INCOME:
  Dividends                                                          $  636,744
  Interest                                                              105,763
  Less: Foreign withholding tax                                         (22,528)
--------------------------------------------------------------------------------
Total Investment Income                                                 719,979
--------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 2)                                              364,217
  Distribution fees (Note 2)                                            338,083
  Shareholder and system servicing fees                                 101,204
  Registration fees                                                      32,640
  Audit and legal                                                        25,016
  Shareholder communications                                             20,978
  Custody                                                                20,719
  Directors' fees                                                         6,561
  Other                                                                   4,067
--------------------------------------------------------------------------------
  Total Expenses                                                        913,485
--------------------------------------------------------------------------------
Net Investment Loss                                                    (193,506)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
OPTIONS AND FOREIGN CURRENCIES (NOTES 3, 5 AND 6):
  Realized Gain (Loss) From:
    Security transactions (excluding short-term securities)           1,425,417
    Options written                                                     (87,437)
    Foreign currency transactions                                       (52,473)
--------------------------------------------------------------------------------
  Net Realized Gain                                                   1,285,507
--------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation) of Investments
  and Foreign Currencies:
    Beginning of period                                               5,525,267
    End of period                                                      (251,745)
--------------------------------------------------------------------------------
  Increase in Net Unrealized Depreciation                            (5,777,012)
--------------------------------------------------------------------------------
Net Loss on Investments, Options and Foreign Currencies              (4,491,505)
--------------------------------------------------------------------------------
Decrease in Net Assets From Operations                              $(4,685,011)
================================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Natural Resources Fund Inc.                                      13

================================================================================
Statements of Changes in Net Assets
================================================================================
For the Six Months Ended April 30, 1998 (unaudited)
and the Year Ended October 31, 1997
                                                       1998            1997
================================================================================
OPERATIONS:
  Net investment loss                             $   (193,506)   $    (969,805)
  Net realized gain                                  1,285,507       11,756,075
  Increase in net unrealized depreciation           (5,777,012)      (7,149,300)
--------------------------------------------------------------------------------
  Increase (Decrease) in Net
    Assets From Operations                          (4,685,011)       3,636,970
--------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income                                      --      (1,377,238)
  Net realized gain                                   (770,168)               --
--------------------------------------------------------------------------------
  Decrease in Net Assets From
  Distributions to Shareholders                       (770,168)      (1,377,238)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
  Net proceeds from sale of shares                 199,970,838      351,964,263
  Net asset value of shares issued for
    reinvestment of dividends                          732,813        1,321,529
  Cost of shares reacquired                       (216,097,042)    (368,936,754)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
  Fund Share Transactions                          (15,393,391)     (15,650,962)
--------------------------------------------------------------------------------
Decrease in Net Assets                             (20,848,570)     (13,391,230)
NET ASSETS:
  Beginning of period                              118,700,283      132,091,513
--------------------------------------------------------------------------------
  End of period*                                  $ 97,851,713    $ 118,700,283
================================================================================
* Includes overdistributed net investment income:    $(575,153)   $    (329,174)
================================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
14                                       1998 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited)
================================================================================


1. Significant Accounting Policies

Smith Barney Natural Resources Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The significant accounting policies followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded in national securities markets are valued at the closing prices in the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and securities for which no sale was reported on that date are valued at the mean between the bid and ask prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities. Gold bullion is valued at the daily London afternoon fixing;
(c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) gains or losses on the sale of securities are calculated by using the specific identification method; (i) direct expenses are charged to each class; management fees and general expenses are allocated on the basis of relative net assets; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 1997, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of overdistributed net investment income amounting to $79,303 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this adjustment; (k) the


--------------------------------------------------------------------------------
Smith Barney Natural Resources Fund Inc.                                      15

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================


Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

2. Management Agreement and Other Transactions

Mutual Management Corp. ("MMC"), formerly known as Smith Barney Mutual Funds Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment manager to the Fund. The Fund pays MMC a management fee calculated at an annual rate of 0.75% of the average daily net assets. This fee is calculated daily and paid monthly.

Smith Barney Inc. ("SB"), another subsidiary of SSBH, acts as distributor of the Fund's shares. For the six months ended April 30, 1998, SB received sales charges of $15,000 on sales of the Fund's Class A shares and brokerage commissions of $11,736.

There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. For the six months ended April 30, 1998, CDSCs paid to SB were approximately:


                                                          Class B      Class C
================================================================================
CDSCs                                                     $142,000      $1,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and C shares calculated at an annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and C shares calculated at an annual rate of 0.75% of the average daily net assets for each class, respectively.


--------------------------------------------------------------------------------
16                                       1998 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

For the six months ended April 30, 1998, total Distribution Plan fees incurred were:

                                             Class A       Class B      Class C
================================================================================
Distribution Plan Fees                       $49,180      $264,140      $24,763
================================================================================


All officers and one Director of the Fund are employees of SB.

3. Investments

During the six months ended April 30, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $51,363,001
--------------------------------------------------------------------------------
Sales                                                                73,912,882
================================================================================

At April 30, 1998, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $ 11,747,719
Gross unrealized depreciation                                       (12,000,730)
--------------------------------------------------------------------------------
Net unrealized depreciation                                         $  (253,011)
================================================================================

4. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At April 30, 1998, there were no open futures contracts.


--------------------------------------------------------------------------------
Smith Barney Natural Resources Fund Inc.                                      17

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================


5. Options Contracts

Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily and are included in the schedule of investments. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At April 30, 1998, the Fund had no open purchased call or put option contracts.

When the Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.


--------------------------------------------------------------------------------
18                                       1998 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

The following covered call option transactions occurred during the six months ended April 30, 1998:

                                                            Number of
                                                            Contracts      Premium
===================================================================================
Options written, outstanding at October 31, 1997              1,000      $ 210,992
Options written during the six months ended April 30, 1998    1,765        289,320
Options cancelled in closing purchase transactions           (1,500)      (189,243)
Options expired                                              (1,000)      (210,992)
Options exercised                                              (265)      (100,077)
-----------------------------------------------------------------------------------
Options written, outstanding at April 30, 1998                    0      $       0
===================================================================================

6. Forward Foreign Currency Contracts

At April 30, 1998, the Fund had open forward foreign currency contracts as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The unrealized loss on the contracts reflected in the accompanying financial statements are as follows:


                                    Local      Market   Settlement   Unrealized
Foreign Currency                  Currency      Value      Date         Loss
================================================================================
To Sell:
Canadian Dollar                   120,345     $84,134     5/1/98       $(416)
--------------------------------------------------------------------------------
Total Unrealized Loss on Forward
   Foreign Currency Contracts                                          $(416)
================================================================================

7. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.



--------------------------------------------------------------------------------
Smith Barney Natural Resources Fund Inc.                                      19

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

At April 30, 1998, the Fund loaned common stock having a value of approximately $25,669,838 and holds the following collateral for loaned securities:

Security Description                                                 Value
================================================================================
Bank of Montreal, Montreal Time Deposit, 5.625% due 5/1/98       $ 1,269,680
Bear Stearns Repurchase Agreement, 5.600% due 5/1/98               5,360,869
Commerzbank AG, Frankfurt Time Deposit, 5.59375% due 5/1/98        1,269,680
CS First Boston Repurchase Agreement, 5.570% due 5/1/98            5,360,869
Deutsche Bank Grand Caymen Time Deposit, 5.625% due 5/1/98         1,269,680
J.P. Morgan Securities Repurchase Agreement, 5.580% due 5/1/98     3,903,866
Merrill Lynch Repurchase Agreement, 5.625% due 5/1/98              1,833,980
NationsBanc Montgomery Securities Inc. Repurchase Agreement,
  5.6125% due 5/1/98                                               4,288,696
Svenska Grand Caymen Time Deposit, 5.625% due 5/1/98               1,269,680
UBS, Grand Caymen Time Deposit, 5.625% due 5/1/98                  1,269,680
--------------------------------------------------------------------------------
Total                                                            $27,096,680
================================================================================

8. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

9. Concentration of Risk

The Fund's investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of these investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund also intends to invest at least 65% of its assets in natural resource-related investments. As a result of this concentration policy, which is a fundamental policy of the Fund, the Fund's investment may be subject to greater risk and market fluctuation than a fund that invests in securities representing a broader range of investment alternatives.



--------------------------------------------------------------------------------
20                                       1998 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

10. Capital Loss Carryforward

At October 31, 1997, the Fund had, for Federal income tax purposes, approximately $2,320,000 of capital loss carryforwards available to offset any future realized capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and year of the expiration for each carryforward loss is indicated below:

                                                        10/31/99      10/31/00
================================================================================
Carryforward Amounts                                   $1,000,000    $1,320,000
================================================================================

11. Capital Shares

At April 30, 1998, the Fund had three billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At April 30, 1998, total paid-in capital amounted to the following for each class:

                                     Class A          Class B          Class C
================================================================================
Total Paid-in Capital              $54,849,049      $40,388,301      $4,417,283
================================================================================

Transactions in shares of each class were as follows:

                             Six Months Ended                  Year Ended
                              April 30, 1998                October 31, 1997
                       --------------------------    -----------------------------
                          Shares        Amount           Shares          Amount
==================================================================================
Class A
Shares sold            8,655,550    $ 180,520,900     12,511,559    $ 290,617,251
Shares issued on
  reinvestment            14,116          279,913         32,875          752,525
Shares redeemed       (8,745,020)    (182,743,791)   (12,787,207)    (297,753,915)
----------------------------------------------------------------------------------
Net Decrease             (75,354)   $  (1,942,978)      (242,773)   $  (6,384,139)
==================================================================================
Class B
Shares sold              847,674    $  17,079,734      2,489,353    $  56,140,451
Shares issued on
  reinvestment            21,547          415,220         22,934          513,732
Shares redeemed       (1,476,806)     (29,723,440)    (2,869,859)     (64,659,897)
----------------------------------------------------------------------------------
Net Decrease            (607,585)   $ (12,228,486)      (357,572)   $  (8,005,714)
==================================================================================
Class C
Shares sold              116,080    $   2,370,204        230,260    $   5,206,561
Shares issued on
  reinvestment             1,953           37,680          2,466           55,272
Shares redeemed         (176,419)      (3,629,811)      (290,629)      (6,522,942)
----------------------------------------------------------------------------------
Net Decrease             (58,386)   $  (1,221,927)       (57,903)   $  (1,261,109)
==================================================================================

--------------------------------------------------------------------------------
Smith Barney Natural Resources Fund Inc.                                      21

================================================================================
Financial Highlights
================================================================================

For a share of each class of capital stock outstanding throughout each period:

Class A Shares                   1998(1)(2)      1997       1996(2)     1995        1994      1993
=====================================================================================================
Net Asset Value,
  Beginning of Period            $ 23.23         22.95     $ 16.50     $ 21.44     $ 18.89   $  13.27
-----------------------------------------------------------------------------------------------------
 Income (Loss)
  From Operations:
  Net investment income (loss)     (0.01)        (0.12)       0.08       (0.23)*     (0.06)    (0.02)
  Net realized and
    unrealized gain (loss)         (0.71)         0.73        6.37       (4.71)       2.61      5.64
-----------------------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations                  (0.72)         0.61        6.45       (4.94)       2.55      5.62
-----------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income               --         (0.33)         --          --          --        --
  Net realized gain                (0.16)           --          --          --          --        --
-----------------------------------------------------------------------------------------------------
Total Distributions                (0.16)        (0.33)         --          --          --        --
-----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period   $ 22.35       $ 23.23     $ 22.95     $ 16.50     $ 21.44   $ 18.89
-----------------------------------------------------------------------------------------------------
Total Return                       (3.01)%++      2.67%      39.09%     (23.04)%     13.50%    42.35%
-----------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (000s)           $42,078       $45,488     $ 50,521    $27,884     $41,370   $20,097
-----------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                          1.50%+        1.51%       1.62%       1.99%       1.81%     2.17%
  Net investment income (loss)     (0.02)+       (0.32)       0.15       (1.46)      (0.34)    (0.14)
-----------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                8%          101%        120%         40%         50%      108%
-----------------------------------------------------------------------------------------------------
Average commissions
  per share paid on equity
  transactions(3)(4)             $  0.01       $  0.01     $  0.02     $  0.02          --        --
=====================================================================================================

(1)  For the six months ended April 30, 1998 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
(4) Trades executed in the United States and Canada have an average commission rate of $0.06 per share. Commission on trades executed outside these countries are generally executed as a percentage of cost or proceeds ranging from 0.50% to 1.00%.
*    Includes realized gains and losses from foreign currency transactions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
22                                       1998 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================
For a share of each class of capital stock outstanding throughout each period:

Class B Shares                   1998(1)(2)      1997       1996(2)     1995        1994      1993(3)
=======================================================================================================
Net Asset Value,
  Beginning of Period             $22.60        $22.32      $16.15      $21.14      $18.75    $13.35
-------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment loss              (0.10)        (0.27)      (0.09)      (0.22)*     (0.33)    (0.15)
  Net realized and
    unrealized gain (loss)         (0.67)         0.70        6.26       (4.77)       2.72      5.55
-------------------------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations                  (0.77)         0.43        6.17       (4.99)       2.39      5.40
-------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income               --         (0.15)         --       --             --       --
  Net realized gain                (0.16)           --          --       --             --       --
-------------------------------------------------------------------------------------------------------
Total Distributions                (0.16)        (0.15)         --      --              --      --
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period    $21.67        $22.60      $22.32      $16.15      $21.14    $18.75
-------------------------------------------------------------------------------------------------------
Total Return                       (3.31)%++      1.95%      38.20%     (23.60)%     12.75%    40.45%++
-------------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (000s)           $50,908       $66,819     $73,969     $25,747     $37,704   $40,895
-------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                          2.13%+        2.18%       2.29%       2.62%       2.54%     2.98%+
  Net investment loss              (0.66)+       (0.99)      (0.83)      (2.11)      (1.06)    (0.96)+
-------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                8%          101%        120%         40%         50%      108%
-------------------------------------------------------------------------------------------------------
Average commissions
  per share paid on equity
  transactions(4)(5)               $0.01         $0.01       $0.02       $0.02          --        --
=======================================================================================================

(1)  For the six months ended April 30, 1998 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3)  For the period from November 6, 1992 (inception date) to October 31, 1993.
(4) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
(5) Trades executed in the United States and Canada have an average commission rate of $0.06 per share. Commission on trades executed outside these countries are generally executed as a percentage of cost or proceeds ranging from 0.50% to 1.00%.
*    Includes realized gains and losses from foreign currency transactions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.


--------------------------------------------------------------------------------
Smith Barney Natural Resources Fund Inc.                                      23

================================================================================
Financial Highlights (continued)
================================================================================
For a share of each class of capital stock outstanding throughout each period:

Class C Shares                                  1998(1)(2)    1997      1996(2)      1995(3)
==============================================================================================
Net Asset Value, Beginning of Period            $22.62       $22.32      $16.16      $20.63
----------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)                   (0.05)       (0.23)       0.05       (0.29)*
  Net realized and unrealized gain (loss)        (0.71)        0.68        6.11       (4.18)
----------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              (0.76)        0.45        6.16       (4.47)
----------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                             --        (0.15)         --          --
  Net realized gain                              (0.16)          --          --          --
----------------------------------------------------------------------------------------------
Total Distributions                              (0.16)       (0.15)      --             --
----------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $21.70       $22.62      $22.32     $16.16
----------------------------------------------------------------------------------------------
Total Return                                     (3.27)%++     2.04%      38.12%     (21.67)%++
----------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                $4,866       $6,393      $7,602     $   572
----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                        2.07%+       2.12%       2.25%       2.69%+
  Net investment loss                            (0.70)+      (0.92)      (0.21)      (1.97)+
----------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              8%         101%        120%         40%
----------------------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions(4)(5)             $ 0.01       $ 0.01      $ 0.02     $  0.02
==============================================================================================

(1)  For the six months ended April 30, 1998 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3)  For the period from November 7, 1994 (inception date) to October 31, 1995.
(4) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
(5) Trades executed in the United States and Canada have an average commission rate of $0.06 per share. Commission on trades executed outside these countries are generally executed as a percentage of cost or proceeds ranging from 0.50% to 1.00%.
*    Includes realized gains and losses from foreign currency transactions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.


--------------------------------------------------------------------------------
24                                       1998 Semi-Annual Report to Shareholders

================================================================================
Additional Shareholder Information (unaudited)
================================================================================

On March 9, 1998 a special meeting of shareholders of the Fund was held for the purpose of voting on the following matters:

1.   To elect Directors of the Fund; and

2. To approve or disapprove the reclassification, modification and/or elimination of certain fundamental investment policies.

The results of the vote on Proposal 1 were as follows:

                     Shares Voted  Percentage of  Shares Voted   Percentage of
Name of Directors         For      Shares Voted      Against     Shares Voted
==================================================================================
Herbert Barg            2,380,237.932     95.677%     107,552.606          4.323%
Alfred J. Bianchetti    2,378,767.743     95.618      109,022.795          4.382
Martin Brody            2,379,754.489     95.657      108,036.049          4.343
Dwight B. Crane         2,383,105.675     95.792      104,684.863          4.208
Burt N. Dorsett         2,382,696.092     95.776      105,094.446          4.224
Elliot S. Jaffe         2,380,711.381     95.696      107,079.157          4.304
Stephen E. Kaufman      2,382,091.574     95.751      105,698.964          4.249
Joseph J. McCann        2,383,097.005     95.792      104,693.533          4.208
Heath B. McLendon       2,378,892.113     95.623      108,898.425          4.377
Cornelius C. Rose, Jr.  2,383,552.861     95.810      104,237.677          4.190
==================================================================================

Proposal 2 requested that shareholders approve certain changes to the fundamental policies of the Fund in order to modernize them in view of certain regulatory, business or industry developments that have occurred since original adoption of these policies by the Fund. The following chart demonstrates that all proposals were approved by shareholders.

Please note that "M" indicates a modification of the policy and "R" indicates the reclassification of the policy from fundamental (which would require shareholder approval to change) to non-fundamental (which can be changed by a vote of the Board of Directors).

====================================================================================
M Lending by the Fund                                                      Approved
------------------------------------------------------------------------------------
M Real Estate, Real Estate Limited Partnership Interests or Commodities    Approved
------------------------------------------------------------------------------------
R Margin and Short Sales                                                   Approved
------------------------------------------------------------------------------------
M Diversification                                                          Approved
------------------------------------------------------------------------------------
M Senior Securities                                                        Approved
------------------------------------------------------------------------------------
M Borrowing                                                                Approved
====================================================================================

The information below reports the lowest percentage of shares voting for the proposals and the highest percentage of shares voting against and abstaining by shareholders of the Fund on all of the items in Proposal 2.


                Percentage                Percentage                 Percentage
 Shares Voted   of Shares   Shares Voted   of Shares     Shares       of Shares
     For          Voted        Against       Voted     Abstaining     Abstained
================================================================================
  2,209,104.993   88.921%    63,841.918     2.570%     211,404.627     8.509%
================================================================================


--------------------------------------------------------------------------------
Smith Barney Natural Resources Fund Inc.                                      25

Smith Barney                                                        SMITH BARNEY
Natural                                        A Member of TravelersGroup [LOGO]
Resources
Fund Inc.

Directors                               Investment Manager
Herbert Barg                            and Administrator
Alfred J. Bianchetti                    Mutual Management Corp.
Martin Brody
Dwight B. Crane                         Distributor
Burt N. Dorsett                         Smith Barney Inc.
Elliot S. Jaffe
Stephen E. Kaufman                      Custodian
Joseph J. McCann                        The Chase Manhattan Bank, N.A.
Heath B. McLendon, Chairman
Cornelius C. Rose, Jr.                  Shareholder
                                        Servicing Agent
James J. Crisona, Emeritus              First Data Investor Services Group, Inc.
                                        P.O. Box 9134
Officers                                Boston, MA 02205-9134
Heath B. McLendon
President and                           This report is submitted for the general
Chief Executive Officer                 information of the shareholders of Smith
                                        Barney Natural Resources Fund Inc. It is
                                        not authorized for distribution to
Lewis E. Daidone                        prospective investors unless accompanied
Senior Vice President                   or preceded by a current Prospectus for
and Treasurer                           the Fund, which contains information
                                        concerning the Fund's investment
                                        policies and expenses as well as other
John Goode                              pertinent information.
Vice President and
Investment Officer                      Smith Barney
                                        Natural Resources
David Stadlin                           Fund Inc.
Investment Officer                      388 Greenwich Street
                                        New York, New York 10013

Irving P. David                         www.smithbarney.com
Controller
                                        FD0299 6/98

Christina T. Sydor
Secretary